THIRD AMENDMENT
                                 ---------------

                  THIRD AMENDMENT (this "AMENDMENT"), dated as of January 14, 2000, to the Credit and Guaranty Agreement, dated as of March 18, 1999, as amended by the First Amendment and Consent, dated as of July 1, 1999, and the Second Amendment and Consent, dated as of October 26, 1999 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Muzak LLC, formerly known as Audio Communications Network, LLC (the "Borrower"), Muzak Holdings LLC ("Holdings") and certain Subsidiaries of the Borrower (the "Guarantors"), various Lenders from time to time party thereto, Goldman Sachs Credit Partners L.P. ("GSCP"), as Syndication Agent, Canadian Imperial Bank of Commerce, as Administrative Agent (the "Administrative Agent"), and GSCP and CIBC Oppenheimer Corp., as Co-Lead Arrangers.

                                    RECITALS
                                    --------


         1. Capitalized terms used herein which are not herein defined shall have the meanings ascribed thereto by the Credit Agreement.

         2. The Borrower has requested that it be permitted to issue senior subordinated notes in an aggregate amount of up to $50,000,000, the terms of which shall be substantially as set forth on Annex A attached hereto (the "Floating Rate Subordinated Notes"). The Borrower intends to redeem the Floating Rate Subordinated Notes with the proceeds of Additional Senior Subordinated Notes, subject to the successful completion of an offering of Additional Senior Subordinated Notes.

                  THEREFORE, in consideration of the foregoing and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Co-Agents, the Issuing Bank and the Lenders signatory hereto, hereby agree as follows:

1.       Amendments to Credit Agreement.
         ------------------------------

         (1) Section 1.1 of the Credit Agreement is hereby amended by inserting the following in alphabetical order thereof:

                  "'NET FLOATING RATE NOTES PROCEEDS' means, with respect to the issuance of the Floating Rate Subordinated Notes, an amount equal to the Cash proceeds received from such issuance, minus any bona fide direct costs incurred in connection with such issuance."

                  "'FLOATING RATE SUBORDINATED NOTE AGREEMENT' means the agreement pursuant to which the Floating Rate Subordinated Notes are to be issued, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Section 6.13."

                  "'FLOATING RATE SUBORDINATED NOTE RELATED DOCUMENTS' means any or all of, as the context may require, (i) the Floating Rate Subordinated Notes, (ii) the Floating Rate Subordinated Note Agreement and (iii) any other agreements which are related to the Floating Rate Subordinated Notes or the Floating Rate Subordinated Note Agreement."

                  "'FLOATING RATE SUBORDINATED NOTES' means notes due 2009 or thereafter of Borrower and Muzak Finance to be issued pursuant to the Floating Rate Subordinated Note Agreement."

         (2) The definition of "Additional Related Agreements" in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the "and" at the end of clause (iii) thereof with a comma, (ii) inserting the following as new clause
(iv) thereof: "(iv) the Floating Rate Subordinated Note Related Documents and" and (iii) changing clause (iv) thereof to become clause (v) thereof.

         (3) The definition of "Additional Senior Subordinated Note Indenture" in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

                  "'ADDITIONAL SENIOR SUBORDINATED NOTE INDENTURE' means the indenture or indentures pursuant to which the Additional Senior Subordinated Notes are to be issued, which may include the Senior Subordinated Note Indenture, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Section 6.13."

         (4) The definition of "Additional Senior Subordinated Notes" in Section
1.1 of the Credit Agreement is hereby amended by replacing "due 2009" with "due December 31, 2007".

         (5) Clause (iii) of the definition of "Change of Control" in Section
1.1 of the Credit Agreement is hereby amended by inserting "the Floating Rate Subordinated Note Related Documents" before the words "or any documentation" therein.

         (6) The definition of "Consolidated Senior Debt" in Section 1.1 of the Credit Agreement is hereby amended by inserting ", any Floating Rate Subordinated Notes" before the words "and any unsecured" therein.

         (7) The definition of "Collateral Documents" in Section 1.1 of the Credit Agreement is hereby amended by inserting ", as any such document may be amended, supplemented or otherwise modified from time to time" at the end thereof.

         (8) The definition of "Credit Document" in Section 1.1 of the Credit Agreement is hereby amended by inserting ", as any such document may be amended, supplemented or otherwise modified from time to time" at the end thereof.

         (9) The definition of "Excess Net Additional Proceeds" in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

                  "'EXCESS NET ADDITIONAL PROCEEDS' means any remaining Net Additional Proceeds in excess of the sum of (i) the aggregate amount of mandatory prepayments required pursuant to Section 2.12(d)(ii)(A), (ii) the aggregate amount of any payments in connection with the redemption of the Floating Rate Subordinated Notes permitted to be made with Net Additional Proceeds pursuant to Section 6.4(a)(xiv), (iii) the aggregate amount of any repayments of Permitted Sponsor Subordinated Debt permitted to be made with Net Additional Proceeds pursuant to Section 6.4(a)(x), and (iv) $20,000,000 (such $20,000,000 amount, or any lesser amount of Net Additional Proceeds remaining after application of the amounts referred to in clauses (i) through (iii), shall hereafter be referred to as the 'FIRST ACQUISITION BASKET')."

         (10) The definition of "Securities Account Agreement" in Section 1.1 of the Credit Agreement is hereby amended by inserting ", as it may be amended, supplemented or otherwise modified from time to time" at the end thereof.

         (11) The definition of "Subordinated Indebtedness" in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

                  "'SUBORDINATED INDEBTEDNESS'" means (i) Indebtedness of any Credit Party under the Senior Subordinated Note Related Documents, (ii) Indebtedness of any Credit Party under any Permitted Sponsor Debt Agreement, (iii) Indebtedness of any Credit Party under the Additional Senior Subordinated Note Related Documents, (iv) Indebtedness of any Credit Party constituting unsecured Permitted Seller Debt, (v) Indebtedness of any Credit Party under the Floating Rate Subordinated Note Related Documents and (vi) any other subordinated Indebtedness of any Credit Party of any type."

         (12) The definition of "Subordinated Indentures" in Section 1.1 of the Credit Agreement is hereby amended by inserting ", the Floating Rate Subordinated Note Agreement" before the words "and the Additional" therein.

         (13) Section 2.2(a)(ii) of the Credit Agreement is hereby amended by inserting "or Floating Rate Subordinated Notes" after the words "Additional Senior Subordinated Notes" in clause (A)(x) of the proviso to the first sentence thereof.

         (14) Section 2.12(d) of the Credit Agreement is hereby amended by inserting the following as new paragraph (iii) thereof:

         "(iii) Borrower shall have the option, directly or through one or more of its Included Subsidiaries, to make Permitted Acquisitions within 90 days of each receipt of any Net Floating Rate Notes Proceeds with such Net Floating Rate Notes Proceeds. Upon the expiration of such 90 days, Borrower shall prepay the Loans as set forth in Section 2.13 in an aggregate amount equal to the excess, if any, of (x) the total Net Floating Rate Notes Proceeds received from the issuance of Floating Rate Subordinated Notes 90 days prior thereto over (y) the amount of such Net Floating Rate Notes Proceeds that were actually used to finance Permitted Acquisitions during such 90-day period."

         (15) Section 2.13(b)(iv) of the Credit Agreement is hereby amended by inserting "or Section 2.12(d)(iii)" after "Section 2.12(d)(ii)" in the second line thereof.

         (16) Section 4.2 of the Credit Agreement is hereby amended by adding the following as a new paragraph (f) thereof:

                  "(f) Borrower has the limited liability company power and authority to issue the Floating Rate Subordinated Notes. The Floating Rate Subordinated Notes, when issued and paid for, will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The subordination provisions of the Floating Rate Subordinated Notes will be enforceable against the holders thereof and the Loans and all other monetary Obligations hereunder are and will be within the definition of 'Senior Indebtedness' included in such provisions. The Floating Rate Subordinated Notes, when issued and sold, will either have been registered or qualified under applicable federal and state securities laws or be exempt therefrom."

         (17) Section 6.1 of the Credit Agreement is hereby amended by (i) inserting ", the Floating Rate Subordinated Notes" before the words "the Additional Senior Subordinated Notes" in paragraph (i) thereof and (ii) replacing clause (i) of paragraph (q) thereof in its entirety with the following:

                  "(i) such Indebtedness (A) shall be unsecured and subordinated to the Obligations of Borrower hereunder on terms and conditions substantially the same as (and no less favorable to Lenders than) those applicable to the Senior Subordinated Notes, and such terms and conditions shall be otherwise reasonably satisfactory to Co-Agents, (B) shall mature no earlier than December 31, 2007, (C) shall contain other terms and conditions substantially the same as (and no less favorable to Lenders than) those applicable to the Senior Subordinated Notes, other than with respect to the interest rate thereon and the maturity thereof, and such terms and conditions shall be otherwise reasonably satisfactory to Co-Agents and (D) shall be issued simultaneously as part of one transaction,".

         (18) Section 6.1 of the Credit Agreement is further amended by replacing clause (iv) of paragraph (q) thereof in its entirety with the following:

                  "(iv) the Net Additional Proceeds shall be applied as follows:
     (A) first, Borrower shall make all mandatory prepayments required pursuant to Section 2.12(d)(ii)(A), (B) next, Borrower may redeem the Floating Rate Subordinated Notes to the extent permitted pursuant to Section 6.4(a)(xiv),
     (C) next, Borrower may repay Permitted Sponsor Subordinated Debt to the extent permitted pursuant to Section 6.4(a)(x), (D) next, Borrower may use up to $20,000,000 to make Permitted Acquisitions over a 180-day period (as such period may be extended by 60 days as set forth in Section 2.12(d)(ii),
     (E) next, Borrower shall make any mandatory prepayments required pursuant to Section 2.12(d)(ii)(B), (F) next, Borrower may use any remaining Net Additional Proceeds to make Permitted Acquisitions over a 180-day period (as such period may be extended by 60 days as set forth in Section 2.12(d)(ii)), and (G) finally, to the extent that Borrower does not make Permitted Acquisitions as permitted during such 180-day period (as such period may be extended by 60 days as set forth in Section 2.12(d)(ii)), Borrower shall make the mandatory prepayments required pursuant to the last sentence of Section 2.12(d)(ii),".

         (19) Section 6.1 of the Credit Agreement is further amended by (i) deleting the "and" at the end of paragraph (q) thereof, (ii) adding the word "and" at the end of paragraph (r) thereof, and (iii) adding the following as new paragraph (s) thereof:

                  "(s) Indebtedness of Borrower and Muzak Finance in respect of the Floating Rate Subordinated Notes in an aggregate original principal amount of up to $50,000,000, plus the principal amount of any additional Floating Rate Subordinated Notes issued as interest in the manner set forth in the term sheet which is attached hereto as Exhibit M, provided (i) such Indebtedness (A) shall be unsecured and subordinated to the Obligations of Borrower hereunder on terms and conditions substantially the same as (and no less favorable to Lenders than) those applicable to the Senior Subordinated Notes and such terms and conditions shall be otherwise reasonably satisfactory to Co-Agents and (B) shall be on substantially the same terms and conditions as set forth in the term sheet which is attached hereto as Exhibit M and such other terms and conditions as shall be reasonably satisfactory to Co-Agents, (ii) Borrower and its Subsidiaries shall be in compliance with Section 6.6 after giving effect to the proposed issuance of the Floating Rate Subordinated Notes on a Pro Forma Basis as of the most recently ended Fiscal Quarter for which a Compliance Certificate has been delivered pursuant to Section 5.1(d), (iii) the terms and conditions of the Floating Rate Subordinated Note Agreement shall be substantially the same as (and no less favorable to Lenders than) those of the Senior Subordinated Note Indenture and such terms and conditions shall be otherwise reasonably acceptable to Co-Agents, (iv) the Net Floating Rate Notes Proceeds shall be used to make Permitted Acquisitions over a 90-day period from the date of each issuance of Floating Rate Subordinated Notes; provided to the extent that Borrower does not make Permitted Acquisitions as permitted during such 90-day period, Borrower shall make the mandatory prepayments required pursuant to the last sentence of Section 2.12(d)(iii), (v) no Default or Event of Default shall have occurred or be continuing or would result from any such issuance, (vi) Borrower shall provide Co-Agents with no less than five Business Days' prior written notice of each proposed issuance of Floating Rate Subordinated Notes, which notice may be included in the draft proposed acquisition Compliance Certificate required to be delivered pursuant to clause (v) of the definition of Permitted Acquisition, and such notice shall set forth (A) the aggregate outstanding principal amount of Floating Rate Subordinated Notes, after giving effect to such proposed issuance, and
     (B) if such notice is included in a draft proposed acquisition Compliance Certificate, the amount of Net Floating Rate Notes Proceeds to be used to finance such proposed acquisition, as well any other source of financing for such proposed acquisition, (vii) commencing no less than ten Business Days in advance of each proposed issuance of Floating Rate Subordinated Notes, Borrower shall provide Co-Agents with drafts of all proposed Floating Rate Subordinated Note Related Documents not previously provided to Co-Agents and information in connection with such proposed issuance, and each such proposed Floating Rate Subordinated Note Related Document shall be in form and substance reasonably satisfactory to Co-Agents and (viii) Borrower shall deliver to Co-Agents execution copies of each Floating Rate Subordinated Note Related Document and all exhibits and schedules thereto prior to or as of the date of execution thereof (including, without limitation, copies of any opinions of counsel delivered to the parties in connection with such transaction, accompanied by a letter from each such counsel authorizing Lenders to rely upon such opinion to the same extent as though it were addressed to Lenders, except in the case of any such legal opinion rendered by counsel to any Person other than a Credit Party to the extent such counsel has refused to deliver such a letter on the basis that it is inconsistent with such counsel's internal policies);"

         (20) Section 6.4(a)(ii) of the Credit Agreement is hereby amended in its entirety as follows:

                  "(ii) Borrower may make regularly scheduled payments of interest (which may include the payment of interest in additional notes in lieu of cash) in respect of the Senior Subordinated Notes, the Additional Senior Subordinated Notes and the Floating Rate Subordinated Notes in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, each of the Senior Subordinated Note Indenture, the Additional Senior Subordinated Note Indenture and the Floating Rate Subordinated Note Agreement, as each such Indenture or Agreement may be amended from time to time to the extent permitted under Section 6.13;"

         (21) Section 6.4(a)(x) is hereby amended by replacing the "$50,000,000" in clause (A) thereof with "the greater of (1) $50,000,000 and (2) the amount required to (x) make all mandatory prepayments of Revolving Loans required pursuant to Section 2.12(d)(ii)(A) and (y) redeem in full the outstanding aggregate principal amount of Floating Rate Subordinated Notes, together with all accrued and unpaid interest thereon".

         (22) Section 6.4(a) is hereby amended by (i) deleting the word "and" at the end of clauses (ix) and (xii) thereof, (ii) replacing the period at the end of clause (xiii) thereof with "; and" and (iii) inserting the following as new clause (xiv) thereof:

                  "(xiv) Borrower may use Net Additional Proceeds to redeem the outstanding Floating Rate Subordinated Notes in an aggregate principal amount of up to $50,000,000, plus the principal amount of any additional Floating Rate Subordinated Notes issued as interest in the manner set forth in the term sheet which is attached hereto as Exhibit M, together with any accrued and unpaid cash interest thereon, provided that immediately prior thereto Borrower shall have made all mandatory prepayments of Revolving Loans required pursuant to Section 2.12(d)(ii)(A) in connection with such issuance of Additional Senior Subordinated Notes and Borrower shall have also made any prepayments required pursuant to Section 2.12(d)(iii) in connection with any issuance of Floating Rate Subordinated Notes."

         (23) Section 6.7(f) of the Credit Agreement is hereby amended by replacing "then the consideration for all such acquisitions" in clauses (i) and
(ii) thereof with "then the cash consideration paid for all such acquisitions".

         (24) Section 6.7(f)(iii) of the Credit Agreement is hereby amended in its entirety as follows:

                  "(iii) in any fiscal year after 1999, the aggregate consideration for all acquisitions in such fiscal year shall constitute no more than an amount equal to the sum of (A) $25,000,000, (B) an amount equal to the Net Floating Rate Notes Proceeds in connection with any issuance of Floating Rate Subordinated Notes during such fiscal year, (C) an amount equal to the Net Additional Proceeds in connection with any issuance of Additional Senior Subordinated Notes during such fiscal year less an amount equal to the sum of (x) the amount of any repayment of Permitted Sponsor Subordinated Debt made with such proceeds during such fiscal year and (y) an amount equal to the aggregate Net Floating Rate Notes Proceeds in connection with any issuance of Floating Rate Subordinated Notes, (D) an amount equal to the net proceeds of any New Tranche B Term Loans made to Borrower during such fiscal year, (E) an amount equal to the net proceeds of any Permitted Sponsor Subordinated Debt issued to Borrower or

     Holdings during such fiscal year and (F) an amount equal to the Preferred Stock Proceeds in connection with any issuance of Holdings Preferred Stock during such fiscal year less the amount of any repayment of Permitted Sponsor Subordinated Debt made with such proceeds during such fiscal year, and"

         (25) Section 6.13(c) of the Credit Agreement is hereby amended in its entirety as follows:

                  "(c) Borrower shall not designate any Indebtedness as "DESIGNATED SENIOR INDEBTEDNESS" or its equivalent (as defined or used in the Senior Subordinated Note Indenture, the Additional Senior Subordinated
     Note Indenture or the Floating Rate Subordinated Note Agreement) for purposes of any of the Senior Subordinated Note Agreement, the Additional Senior Subordinated Note Indenture or the Floating Rate Subordinated Note Agreement, in any such case, without the prior written consent of Requisite Lenders."

         (26) Section 6.15 of the Credit Agreement is hereby amended by inserting the following in the parenthetical phrase in clause (e) thereof ", any Floating Rate Subordinated Note Related Documents" before the words "and any Additional Senior Subordinated Note Related Documents".

         (a) The Credit Agreement is hereby amended by adding the term sheet which is attached hereto as Annex A as Exhibit M to the Credit Agreement.

         2. Effectiveness. This Amendment shall not be effective until such time as (a) the Credit Parties, Administrative Agent, Issuing Bank and as many Lenders as may be necessary to comprise the Third Amendment Requisite Lenders (as hereafter defined) shall have indicated their consent by the execution and delivery of the signature pages hereof to Administrative Agent and (b) Borrower shall have paid all accrued costs, fees and expenses of each Agent in connection with this Amendment, including, without limitation, all accrued fees and expenses of counsel to Agents. The "Third Amendment Requisite Lenders" shall mean the following Lenders: (i) Requisite Lenders and (ii) Requisite Class Lenders having more than 50% of the sum of the aggregate Revolving Exposure and the aggregate Tranche A Term Loan Exposure of all Lenders.

         3. Representations and Warranties of Each Credit Party. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that:

         (1) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party. The execution, delivery and performance by each Credit Party of this Amendment and the consummation of the transactions contemplated by this Amendment do not and will not (a) violate any provision of any law or governmental rule or regulation applicable to such Credit Party, the Organizational Documents of such Credit Party, or any order, judgment or decree of any court or other agency of governmental binding on any Credit Party, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Credit Party (including, without limitation, the Senior Subordinated Note Indenture), (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party or any of its Subsidiaries, or (d) require the approval of members of any Credit Party or any approval or consent of any Person under any Contractual Obligation, except for such approvals or consents which will be obtained on or before the date hereof and disclosed in writing to the Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect;

         (2) this Amendment and each Credit Document has been duly executed and delivered by each Credit Party and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

         (3) on or as of the date hereof, and both before and after giving effect to this Amendment and the transactions contemplated hereunder, no Default or Event of Default has occurred and is continuing; and

         (4) the representations and warranties of each Credit Party contained in the Credit Agreement and the Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific date.

         4. Acknowledgments and Covenants of Each Credit Party. Each Credit Party hereby (a) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Credit Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Credit Documents, and (c) agrees to pay all of expenses of the Co-Agents (including counsel fees and disbursements) incurred in connection with the preparation, negotiation and completion of this Amendment.

         5. Status of Credit Documents. This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, the terms, provisions and conditions of the Credit Documents and the Liens granted thereunder shall continue in full force and effect and are hereby ratified and confirmed in all respects.

         6. Counterparts. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         7. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                            MUZAK LLC

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            CANADIAN IMPERIAL BANK OF COMMERCE,
                                            as Administrative Agent and a Lender


                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                            as Syndication Agent and a Lender


                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            BANKBOSTON, N.A., as Issuing Bank
                                            and a Lender

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            MAGNETITE ASSET INVESTORS LLC

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            COAST BUSINESS CREDIT, a division of
                                            SOUTHERN PACIFIC BANK

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            KZH CNC LLC

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            NORTH AMERICAN SENIOR FLOATING RATE
                                            FUND

                                            By: CypressTree Investment
                                            Management Company, Inc. as
                                            Portfolio Manager

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            CYPRESSTREE SENIOR FLOATING RATE
                                            FUND

                                            By: CypressTree Investment
                                            Management Company, Inc. as
                                            Portfolio Manager

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            KZH CYPRESSTREE-1 LLC

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                           CYPRESSTREE INVESTMENT FUND, LLC

                                           By: CypressTree Investment Management
                                           Company, Inc. its Managing Member

                                           By:_____________________________
                                           Name:___________________________
                                           Title:____________________________

                                            CYPRESSTREE INVESTMENT PARTNERS I,
                                            LTD.

                                            By: CypressTree Investment
                                            Management Company, Inc. as
                                            Portfolio Manager

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            CYPRESSTREE INSTITUTIONAL FUND, LLC
                                            By: CypressTree Investment
                                            Management Company, Inc. its
                                            Managing Member

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            CYPRESSTREE INVESTMENT MANAGEMENT
                                            COMPANY, INC.

                                            As: Attorney-in-Fact and on behalf
                                            of First Allmerica Financial Life
                                            Insurance Company as Portfolio
                                            Manager

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            FREMONT INVESTMENT & LOAN

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            MERRILL LYNCH SENIOR FLOATING RATE
                                            FUND, INC.

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            MERRILL LYNCH SENIOR FLOATING RATE
                                            FUND II, INC.

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            MERRILL LYNCH PRIME RATE PORTFOLIO
                                            By: Merrill Lynch Asset Management,
                                            L.P., as Investment Advisor

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            WINGED FOOT FUNDING TRUST

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            NEW YORK LIFE INSURANCE COMPANY

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            SANKATY ADVISORS, INC., as
                                            Collateral Manager for GREAT POINT
                                            CLO 1999-1 LTD.

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            SAWGRASS TRADING LLC

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            SRF TRADING, INC.

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            STEIN, ROE AND FARNHAM CLO I

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            THE TORONTO-DOMINION BANK

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

                                            VAN KAMPEN PRIME RATE INCOME TRUST

                                            By:_____________________________
                                            Name:___________________________
                                            Title:____________________________

By signing below, the Guarantors (w) ratify and reaffirm the Credit Documents to which they are a party, (x) acknowledge this Amendment and (y) agree and admit that they have no defenses or offsets against any of their obligations to the Administrative Agent or any Lender under the Credit Documents.

MUZAK HOLDINGS LLC                                   AUDIO ENVIRONMENTS, INC.

By:_____________________________            By:__________________________
Name:___________________________            Name:_______________________
Title:____________________________          Title:________________________

MUZAK CAPITAL CORPORATION                   BACKGROUND MUSIC
                                            BROADCASTERS, INC.
By:_____________________________
Name:___________________________            By:__________________________
Title:____________________________          Name:_______________________
                                            Title:________________________
MLP ENVIRONMENTAL MUSIC, LLC

By:_____________________________
Name:___________________________
Title:____________________________

ELECTRO-SYSTEMS CORPORATION

By:_____________________________
Name:___________________________
Title:____________________________

BUSINESS SOUND, INC.

By:_____________________________
Name:___________________________
Title:____________________________

BI ACQUISITION, LLC

By:_____________________________
Name:___________________________
Title:____________________________